 COMMON SHARES                                                     COMMON SHARES

                                     [LOGO]

                             NET PERCEPTIONS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                                                        CUSIP 64107U 10 1
                                                                                                         SEE REVERSE FOR
                                                                                                       CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE,
                                       OF

                            -Net Perceptions, Inc.-

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent-Registrar.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

Dated:

                                                    SECRETARY          PRESIDENT

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -- as tenants in common           UNIF GIFT MIN ACT--       ...........  Custodian  ...........
TEN ENT      -- as tenants by the entireties                                (Cust)               (Minor)
JT TEN       -- as joint tenants with right                                 under Uniform Gifts to Minors
             of                                                          Act  ..............................
               survivorship and not as                                                 (State)
             tenants
               in common

               Additional abbreviations may also be used though not in the above list.
                    For value received____ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

                                                  ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
_____________________________________                                     Shares
of the capital stock represented by the within Certificate,
and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated  _____________________________
                                                   _____________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY: